BLACKROCK LARGE CAP SERIES FUNDS, INC.

BlackRock Large Cap Core Fund (the “Core Fund”)

BlackRock Large Cap Value Fund (the “Value Fund”)

(each, a “Fund” and, together, the “Funds”)

Supplement dated March 28, 2017 to the Summary Prospectuses and the Prospectuses of each Fund, each dated January 27, 2017

Effective March 29, 2017, the following changes are made to each Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses and the Prospectuses entitled “Key Facts About BlackRock Large Cap Core Fund — Portfolio Manager,” “Fund Overview — Key Facts About BlackRock Large Cap Core Fund — Portfolio Manager,” “Key Facts About BlackRock Large Cap Value Fund — Portfolio Manager” or “Fund Overview — Key Facts About BlackRock Large Cap Value Fund — Portfolio Manager,” as applicable, is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.
Todd Burnside	2017	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — Core Fund — About the Portfolio Manager of Core Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF CORE FUND

The Fund is managed by a team of financial professionals. Peter Stournaras, CFA, and Todd Burnside are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Details About the Funds — How Each Fund Invests — Value Fund — About the Portfolio Manager of Value Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF VALUE FUND

The Fund is managed by a team of financial professionals. Peter Stournaras, CFA, and Todd Burnside are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with, solely with respect to the Funds, the following:

Name	Primary Role	Since	Title and Recent Biography
Peter Stournaras, CFA	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.
Todd Burnside	Jointly and primarily responsible for the day-to-day management of each Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2015; Vice President of BlackRock, Inc. from 2008 to 2015.

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Shareholders should retain this Supplement for future reference.

ALLPR-LCCLCV-0317SUP

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